Notice of

ANNUAL MEETING OF STOCKHOLDERS

April 18, 2002

and

PROXY STATEMENT

KANSAS CITY LIFE INSURANCE COMPANY
3520 Broadway
Kansas City, Missouri

KANSAS CITY LIFE INSURANCE COMPANY
3520 Broadway
Kansas City, Missouri

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 18, 2002

        The Annual Meeting of Stockholders of Kansas City Life Insurance Company will be held at the Company’s Home Office, 3520 Broadway, Kansas City, Missouri on April 18, 2002 at 9 a.m. for the following purposes:

(1)	To elect five (5) directors for a term of three (3) years.
(2)	To transact such other business as may properly come before the meeting.

        The close of business at 4:15 p.m., March 11, 2002 has been fixed as the date of record for determining stockholders entitled to vote at the meeting, or any adjournment thereof, and only stockholders of record on said date are entitled to vote at the meeting. The stock transfer books of the Company will remain open. All stockholders are urged to attend the meeting in person or by proxy. If you do not expect to attend the meeting, you are requested by Management to date, fill in, sign and return the enclosed proxy promptly. A postage-paid envelope is enclosed for your convenience. Your attention is directed to the Proxy Statement printed on the following pages.

/s/C. John Malacarne	/s/R. Philip Bixby
C. John Malacarne	R. Philip Bixby
Senior Vice President,	President, CEO and
General Counsel and Secretary	Vice Chairman of the Board

March 27, 2002

KANSAS CITY LIFE INSURANCE COMPANY
Kansas City, Missouri

PROXY STATEMENT

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Kansas City Life Insurance Company (hereinafter called the “Company”), for use in connection with the Annual Meeting of Stockholders on April 18, 2002, at the principal office of the Company, 3520 Broadway, Kansas City, Missouri. The matters to be considered and acted upon at such meeting are (1) to elect five directors for a term of three years, and (2) to transact such other business as may properly come before the meeting or any adjournment thereof. Management does not intend to bring before the meeting any business other than the matters set forth above and knows of no other matters that may be brought before the meeting. However, if any other matters properly come before the meeting, or any adjournment or adjournments thereof, including procedural matters arising during the course thereof, the persons named in the enclosed proxy will vote the proxy according to their judgment on such matters, to the extent such proxies are not limited to the contrary.

        Shares represented at the meeting by properly executed proxies in the accompanying form will be voted at the meeting, and, where the stockholder giving the proxy specifies a choice by means of the ballot space provided in the form of proxy, the shares will be voted in accordance with the specification so made. If no directions are given by the stockholder, the proxy will be voted in the manner specified on the accompanying form of proxy. Any proxy delivered pursuant to this solicitation is revocable by the person executing the proxy at any time before it is exercised.

        The Company has authorized 36,000,000 shares of $1.25 Par Common Stock. As of March 11, 2002, 6,497,892 shares are held as Treasury Stock and 11,998,788 are issued and outstanding. Each outstanding share of stock is entitled to one vote, and stockholders of record as of the close of business on March 11, 2002 shall be the stockholders entitled to vote at the meeting. In election of directors, stockholders have cumulative voting rights under Missouri Law. This means each stockholder has a number of votes determined by multiplying the number of shares he or she is entitled to vote by the number of directors to be elected. This total number of votes may be voted for one nominee or distributed among several nominees.

Condensed Financial Review and Annual Report

        This proxy statement follows the Company’s condensed Financial Review for the fiscal year 2001 previously mailed to stockholders in February, 2002. The regular Annual Report for 2001 is enclosed herewith.

Election of Directors

        It is the intention of the persons named in the enclosed proxy form to vote such proxy for the election of nominees for directors, listed hereafter, for the term indicated. If for any reason the nominee shall become unavailable for election, the persons named in the enclosed proxy will vote for such substituted nominee or nominees as are selected by the Board of Directors pursuant to the Company’s Bylaws.

        The following table sets forth information concerning certain beneficial owners of voting securities of the Company’s Common Stock. The Common Stock is the Company’s only class of voting securities. As described in the notes to the table, certain named persons share the power of voting and disposition with respect to certain shares of Common Stock. Consequently, such shares are shown as being beneficially owned by more than one person.

                                                                             Shares of
                                                                           Record and Bene-
                                                             Served as a   ficially Owned        Percent
                                   Principal                   Director       as of                of
Nominee                            Occupation                    since     March 11, 2002         Class

The following schedule sets forth the names of the candidates nominated by the Board of Directors for three year terms together with certain additional information:

 Walter E. Bixby            President, Old American                1996         7,223 (1)        25.8
                            Insurance Company                               2,358,340 (2)(3)
                            Kansas City, Missouri                             366,376 (4)
                                                                              372,315 (5)
 Webb R. Gilmore            Chairman, CEO and                      1990           500            *
                            Shareholder
                            Gilmore & Bell, P.C.
                            Kansas City, Missouri
 Nancy Bixby Hudson         Investor                               1996     2,966,312 (6)        27.4
                            Lander, Wyoming                                   331,566 (7)
 Daryl D. Jensen            Vice Chairman of the Board,            1978           939            *
                            Sunset Life Insurance
                            Company of America
                            Kansas City, Missouri
 William A. Schalekamp         Vice President, Chief Compliance     **              6            *
                            Officer and Associate                              11,195 (1)
                            General Counsel

The following schedule sets forth the names of the directors elected on April 20, 2000 for three year terms together with certain additional information:

 J. R. Bixby                Chairman of the Board                  1957    2,966,312 (8)        24.7
 R. Philip Bixby            President, CEO and                     1985    2,358,340 (2)(9)     25.9
                            Vice Chairman of the Board                        16,680 (1)
                                                                             372,315 (5)
                                                                             361,502 (10)
 Warren J. Hunzicker, M.D.  Retired, former                        1989          300            *
                            Medical Director
                            Kansas City, Missouri
 Tracy W. Knapp             Senior Vice President, Finance          ***           76 (1)        *
 Larry Winn, Jr.            Retired, former Representative         1985          332            *
                            U. S. Congress
                            Prairie Village, Kansas

                                                                             Shares of
                                                                           Record and Bene-
                                                             Served as a   ficially Owned        Percent
                                   Principal                   Director       as of                of
                                   Occupation                    since     March 11, 2002         Class

The following schedule sets forth the names of the directors elected April 19, 2001 for three year terms together with certain additional information:

 William R. Blessing       Vice President, Business                2001        100               *
                           Development and Strategy,
                           Sprint PCS
                           Overland Park, Kansas
 Bruce W. Gordon           Senior Vice President, Marketing        ****        100               *
 Cecil R. Miller           Retired, Partner KPMG                   2001        100               *
                           Kansas City, Missouri
 Michael J. Ross           Chairman of the Board,                  1972        600               *
                           Jefferson Bank & Trust Company
                           St. Louis, Missouri
 Elizabeth T. Solberg      Regional President                      1997        200               *
                           and Senior Partner,
                           Fleishman-Hillard Inc.
                           Kansas City, Missouri
*	Less than one percent.
**	Nominated at January 2002 Board of Directors Meeting.
***	Mr. Knapp was elected at the January 2002 Board of Directors Meeting to serve the unexpired term of Richard L. Finn, Senior Vice President, Finance, who retired in January 2002.
****	Mr. Gordon was elected at the January 2002 Board of Directors Meeting to serve the unexpired term of Jack D. Hayes, retired Senior Vice President Emeritus, Marketing, who resigned from the Board in December 2001.

(1)	Approximate beneficial interest in shares held by the trustees of Kansas City Life Insurance Company employee benefit plans. Participants have the power to vote the shares held in their account.
(2)	As general partners of the W.E.B. Interests Ltd., a Texas limited partnership (the "WEB Partnership"), Walter E. Bixby, R. Philip Bixby and Angeline I. O'Connor share the power to dispose of these shares, which are owned by the WEB Partnership. As general partners, in their capacity as co-trustees of the WEB Trust, Walter E. Bixby, R. Philip Bixby and Ms. O'Connor share the power to vote 2,118,067 of these shares.
(3)	Includes: (a) 212 shares for which Walter E. Bixby, as an individual general partner of the WEB Partnership, has the sole power to vote; and (b) 79,879 shares for which Walter E. Bixby, as the sole trustee of the Walter E. Bixby III GST Trust and the Issue Trust for Walter E. Bixby III, which trusts are limited partners of the WEB Partnership, has the power to vote.
(4)	Includes: (a) 350,280 shares which Walter E. Bixby owns directly and has the sole power to vote and the sole power of disposition; and (b) 16,096 shares for which Walter E. Bixby, as custodian for certain of his minor nieces and nephews, has the sole power to vote and the sole power of disposition.
(5)	These shares are held in the Walter E. Bixby Descendants Trust. R. Philip Bixby, Walter E. Bixby and Ms. O'Connor are the co-trustees of this trust and share the power to vote and the power to dispose of these shares. The terms of the trust restrict the transfer of these shares.
(6)	Ms. Hudson, as a general partner of J.R.B. Interests Ltd., a Texas limited partnership (the “JRB Partnership”), shares with the managing general partner and other general partners of the JRB Partnership, the power of disposition of these shares, which are owned by the JRB Partnership. Ms. Hudson (a) as a general partner of the JRB Partnership, has sole power to vote 263 of these shares; and (b) as a co-trustee (with Richard L. Finn) of the Nancy Bixby Hudson GST Trust and the Issue Trust for Nancy Bixby Hudson, which trusts are limited partners of the JRB Partnership, shares the power to vote 1,924,964 of these shares.
(7)	Ms. Hudson, as sole trustee of the Nancy Bixby Hudson Trust dated December 11, 1997, has the sole power to vote and the sole power to dispose of these shares.
(8)	J. R. Bixby, as sole managing general partner of the JRB Partnership, shares with the other general partners of the JRB Partnership the power of disposition of these shares, which shares are owned by the JRB Partnership. Of these shares, he has the sole power to vote (a) 331 of these shares, as an individual limited partner of the JRB Partnership; and (b) 26,289 shares, as a general partner of the JRB Partnership, in his capacity as sole trustee of the Joseph R. Bixby Revocable Trust.
(9)	Includes: (a) 212 shares for which R. Philip Bixby, as an individual general partner of the WEB Partnership, has the sole power to vote; and (b) 79,899 shares for which R. Philip Bixby, as sole trustee of the R. Philip Bixby GST Trust and the Issue Trust for R. Philip Bixby, which trusts are limited partners of the WEB Partnership, has the power to vote.
(10)	Includes: (a) 342,814 shares which R. Philip Bixby owns directly and has the sole power to vote and the sole power of disposition; and (b) 18,688 shares for which R. Philip Bixby, as custodian for certain of his minor nieces and nephews, has the sole power to vote and the sole power of disposition.

Information Regarding Management and Directors

        The table below sets forth information for the three highest paid officers of the Company and for each director whose aggregate direct remuneration exceeded $100,000 in 2001. (Base salary, bonuses, estimated retirement benefits and other employee benefits shown for Walter E. Bixby are obligations of Old American, a subsidiary.)

                                                                     Benefits Accrued       Estimated Annual
                            Principal                 Aggregate     or Set Aside During      Benefits Upon
   Name                  Occupation or                 Direct              Year                Retirement
                          Employment                  Remunera-     Retire-    Other        Retire-   Other
                                                        tion*        ment    Employee        ment    Employee
                                                                     Plan     Benefits       Plan¹   Benefits

 J. R. Bixby        Chairman of the Board             $ 240,000       **      $***        $234,286²     $ ***
 R. Philip Bixby    President, CEO and                  532,186       **       29,020      167,604        ***
                    Vice Chairman of the Board
 Walter E. Bixby    President, Old American             199,837       **       10,200       60,388        ***
                    Insurance Company, a subsidiary
 Richard L. Finn    Senior Vice President,              305,715       **       15,404      153,325        ***
                    Finance
 Jack D. Hayes      Senior Vice President               363,331       **       13,492       19,899        ***
                    Emeritus, Marketing
 C. John Malacarne  Senior Vice President,              249,980       **       12,773      144,946        ***
                    General Counsel and Secretary

*The amount reported herein as aggregate direct remuneration includes base salary, bonuses, directors’ fees, payments from subsidiaries for services as an officer or director, and amounts expended by the Company and reported as taxable income to the officers and directors for the use of Company owned or leased automobiles, Company facilities, tickets to sporting events and insurance made available to them. Certain expenses including medical examinations, business, civic club dues, and tickets to civic events are reimbursed or provided to officers, directors and employees and other fringe benefits which are believed to constitute ordinary and incidental business expenses, which are paid or reimbursed by the Company in the interest of facilitating job performance and minimizing the work-related expenses incurred by such persons, are not included and are not reported as income to them. The Company does not consider such benefits to be excessive or unusual.

**The method of funding is an aggregate method and does not provide annual cost accruals for individual participants.

***None.

‘ Represents the estimated annual accrued benefit payable at age 65 calculated based upon pay and service as of December 31, 2001. Participants may elect a lump sum distribution. For participants grandfathered under the benefit formula from the prior plan, the benefit payable at age 65 includes annual cost of living adjustments. Benefits payable under the cash balance plan do not include cost of living adjustments.

² The amount shown for Estimated Annual Benefits Upon Retirement for J. R. Bixby are actual benefits.

By order of the Board of Directors
/s/C. John Malacarne
C. John Malacarne
Senior Vice President,
General Counsel and Secretary

March 27, 2002